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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported:  March 25, 1996)

                     ADVANCED LIGHTING TECHNOLOGIES, INC.
            ------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         OHIO                         O-27202                   34-1803229
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(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
         OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)

2307 EAST AURORA ROAD, SUITE ONE, TWINSBURG, OHIO                    44087
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

Registrant's telephone number, including area code          (216) 963-6680
                                                   -----------------------------

                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 On March 25, 1996, a subsidiary of the Company acquired all of the issued and outstanding capital stock (the "Stock") and certain indebtedness (the "Indebtedness") of Spectro Electric, Inc. of Toronto, Ontario, a lighting products distributor, as well as security interests ("Security Interests") in the assets of Spectro Electric, Inc. The subsidiary acquired the Stock, the Indebtedness and the Security Interests from the Bank of Nova Scotia ("BNS"). The Stock had been pledged as security to BNS by the parent corporation of Spectro Electric, Inc. The cash purchase price for the Stock, Indebtedness and
Security Interests was approximately U.S. $1,700,000.    The amount of
consideration for the Stock, Indebtedness and Security Interests was determined
by arms length negotiation.    The acquisition was financed using a portion of
the proceeds of the Company's initial public offering.   Under certain
circumstances, the Company may issue up to $500,000 in market value of Company stock in connection with the acquisition.

                 Among other lighting product lines, Spectro Electric, Inc. is a distributor of the Company's products in Canada. The Company intends to continue the current business of Spectro Electric, Inc.

                 Certain information regarding this transaction was included in the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 1996.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.




ITEM 5.  OTHER EVENTS.




ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                 It is impractical to file the required Financial Statements and Pro Forma Financial Information at this time. The Company intends to file the required financial information on or about June 10, 1996.



ITEM 8.  CHANGE IN FISCAL YEAR.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADVANCED LIGHTING TECHNOLOGIES, INC.
                                               (Registrant)


Date:  May 17, 1996              By:      /s/ Louis S. Fisi
                                          ------------------------------
                                          Louis S. Fisi
                                          Executive Vice President and
                                          Chief Financial Officer





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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.               DESCRIPTION OF EXHIBITS                       PAGE NO.
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10.1                      Letter Agreement between Venture Lighting
                          International, Inc. and the Bank of Nova Scotia dated March 11, 1996 regarding the purchase of capital stock and certain indebtedness of Spectro
                          Electric, Inc. incorporated herein by reference to
                          Exhibit 10.2 of the Company's Quarterly Report on
                          Form 10-Q for the quarterly period ended March 31, 1996.





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